Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
Exhibit 10.1
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	15
2. AMENDMENT/MODIFICATION NO. 0008		3. EFFECTIVE DATE 11/29/2011	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)

EMERGENT BIODEFENSE OPERATIONS LANSING INC 330303
EMERGENT BIODEFENSE OPERATIONS LANS
3500 N MARTIN LUTHER KING JR BLVD #
MI
LANSING 489062933
			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000034C
CODE: 330303		FACILITY CODE:	10B. DATED (SEE ITEM 11) 07/13/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐        The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If Required) 2010.1990087.25329
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-7
E. IMPORTANT: Contractor	☐is not	☒ is required to sign this document and return 1 copies to the issuing office
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 38-3412788
DUNS Number: 026489018
This modification serves seven purposes:
1.  Add Milestone #9 to the Base Period
2.  Renumber Milestones for Option Year 1 through Option Year 3 from #9 - #18 to reflect Milestones #10 - #19
3.  Revised Milestone 05 date to [**]
4.  Revised Milestone 14 date to [**]
5.  Revised Milestone 04 date to [**]
6.  Accept changes incorporated in attached SOW Revision 2 dated 30 November 2011 in its entirety.
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) R Don Elsey, Treasurer			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Francine L. Hemphell
15B. CONTRACTOR/OFFEROR /s/ R Don Elsey		15C. DATE SIGNED 12/2/11	16B. UNITED STATES OF AMERICA /s/ Francine L Hemphell	16C. DATE SIGNED 12/6/2011
NSN 7540-01-152-8070                                                                                     STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable                                                                                     Prescribed by GSA
FAR (48 CFR) 53 243

ActiveUS 98698172v.1

CONTINUATION SHEET	REFERENCED NO OF DOCUMENT BEING CONTINUED HHSO100201000034C/0008				PAGE OF PAGES
					2	15
NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING INC 330303
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUALITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

7.  Change the period of performance from 19 July 2010 through 18 July 2012 to 19 July 2010 through 18 January 2013 at no additional cost.
Deliver Location Code:  HHS
HHS
200 Independence Avenue, SW
 Washington, DC 20201 US

	Appr. Yr.: 2010 CAN: 1990087 Object Class: 25329 FOB: Destination Period of Performance: 07/19/2010 to 01/18/2013
	Change Item 1 to read as follows (amount shown is the obligated amount):
	[**]. No Cost Extension until 01/18/2013. Obligated Amount: $0.00				0.00

NSN 7540-01-152-8067                                                                                     OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

ActiveUS 98698172v.1
Biomedical Advanced
Research and Development RFP No. BAA-BARDA-09-34
Authority (BARDA) November 30, 201
Technical Proposal
Revision 2
3.0 STATEMENT OF WORK
 BROAD AGENCY ANNOUNCEMENT (BAA) BARDA 09-34
Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear Medical Countermeasures Statement of Work
Development of a Large-Scale Manufacturing Process for BioThrax Preamble
(TG2) Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work (SOW) submitted in response to Broad Agency Announcement (BAA) BARDA 09-34.
The Government reserves the right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as need may arise.  Because of the nature of the (R&D) contract and complexities inherent in this and prior programs, at designated milestones the government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.  In any event the Government reserves the right to change product, process, schedule, or event to add or delete part or all of these elements as the need arises.
1.0	SCOPE
The scope of work for this contract includes development activities that fall into the following areas: process and assay development, qualification and validation, manufacturing, clinical, animal study, and all other BLA-enabling activities.
2.0	OBJECTIVE
The objective of this SOW is to license Building 55 on Emergent BioDefense Operations Lansing Inc.'s campus for large-scale manufacturing of BioThrax.
3.0	TECHNICAL APPROACH
This section identifies representative tasks and sub-tasks for achieving the objective.  We organize tasks and subtasks by year, Figure 27.
SOW Task #	WBS #	Base Years	Opt. Yr1	Opt. Yr2	Opt. Yr3
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Figure 27. We organized the representative tasks and sub-tasks of the SOW by the years in which they will occur.
3.1      (WBS [**]) Development Approach:

3.1.1 (WBS [**]) Non-Clinical Research and Development
Non-clinical activities delineated in the Integrated Product Development Plan include:
3.1.1.1             (WBS [**] Evaluate [**].
3.1.1.2             (WBS [**] Evaluate [**].
3.1.1.3             (WBS [**] [**].
Additional non-clinical activities required for licensure of BioThrax in Building 55 may be identified in the course of development.
Studies evaluating the safety, comparability, immunogenicity, toxicity, efficacy, formulation, dose, route and schedule of BioThrax using both in vitro and animal models following Good Laboratory Practice guidelines (GLP: as defined in the U.S. Code of Federal Regulations 21 CFR Part §58) may need to be conducted as and when appropriate to achieve the contract objective.
3.1.2  (WBS [**]) Development Activities delineated in the Integrated Product Development Plan include:
3.1.2.1             (WBS [**]) Process Development and Validation
3.1.2.2             (WBS [**]) Assay Development and Validation
3.1.2.2.1         (WBS [**] -  [**]
3.1.2.2.2         (WBS [**] -  [**]
3.1.2.2.3         [**]
3.1.2.2.4         (WBS [**]
3.1.2.2.5         [**]
3.1.2.3             (WBS [**]
3.1.2.3.1         (WBS [**] -  [**]
3.1.2.3.2         (WBS [**] -  [**]
3.1.2.3.3         (WBS [**] -  [**]
3.1.2.3.4         (WBS [**] -  [**]
3.1.2.4  (WBS [**]
3.1.2.4.1         (WBS [**] -  [**]
3.1.2.4.2         (WBS [**] -  [**]
3.1.2.4.3         (WBS [**] -  [**]
Additional process development, formulation and manufacturing development studies may be identified in the course of development to meet the requirements for FDA licensure of BioThrax in Building 55.
3.1.3     (WBS [**]) Clinical Development
 Activities include:
3.1.3.1              (WBS [**]
In accordance with all Federal regulations and GCP guidelines as required for BioThrax licensure in Building 55.  [**] may be identified in the course of development to meet the requirements for FDA licensure of BioThrax in Building 55.
3.1.4  (WBS [**]) Regulatory Affairs Management
Activities delineated in the Integrated Product Development Plan include:
3.1.4.1             [**]
3.1.4.2             [**]
3.1.4.3             [**]
3.1.4.4             [**]
3.1.4.5             [**]
3.1.4.6             [**]
3.2            [**]
3.2.1	[**]
An EVM System shall be implemented within 120 days of contract award to meet the requirements of a Tier 2 EVM implementation as outlined in the BARDA Tier 2 EVM System Implementation Intent Guide.
For the purposes of this contract, EBOL shall use EVMS in the management of this contract to meet the Seven Principles of Earned Value Management as follows:
a)  Plan all work scope for the program to completion.
b)  Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.
c)  Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured.  Control Changes to the baseline.
d)  Use actual cost incurred and recorded in accomplishing the work performed.
e)  Objectively assess accomplishments at the work performance level.
f)  Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.
g)  Use earned value information in the company's management processes specific to this contract.
EVMS shall be applied to CLIN [**] as part of the Integrated Master Project Plan, EBOL shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.
3.2.2	Integrated Product Development Plan (IPDP)
The IPDP shall contain the following elements:
a)  Activities and stages of product development that Emergent is proposing to perform under contract funding in a project plan that indicates the base period and option period activities and includes all of the functional areas of development listed below.
b)  A detailed description of the experimental design, including the rationale for experimental approaches, and a description of alternative approaches to be employed if these methods do not achieve the defined goals.
c)  Distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the IPDP.
d)      The qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development.
e)  Milestones and timelines for the initiation, conduct, and completion of product development activities for each stage with a budget (in direct costs) linked to each stage.
f)   A listing of key personnel (including proposed consultants) who possess the necessary education, training, and experience to successfully perform the work identified in the technical proposal and their resumes.
g)  A staffing plan that indicates personnel (in house and contracted) resources and the percentage of time to be dedicated to perform the work.
h)  A clear and comprehensive regulatory master plan that focuses on the crucial pathway integrating all products, risk evaluation and mitigation at all development stages, non-clinical and clinical testing, manufacturing activities using the most current and available information and documented and time-relevant FDA consultation.
i)   Establishment and filing of regulatory submissions to the relevant FDA center.
j)   A plan for additional studies to support future filing for FDA-approval/ clearance.
k)      Summary of any prior communication with the FDA relevant to the product development; summary of audits and inspections.
l)   Tentative schedule of regulatory milestones.
m)     Potential Plan for consideration of an Emergency Use Authorization (EUA) of a medical product.
n)  A work breakdown structure (WBS) that is discernable and consistent.  It may include data at the cost account level or at the work package level or at a lower level if there is significant complexity and risk associated with the task.
o)  An approach for tracking milestones, costs, risks, subcontractor effort (if applicable), deliverables and proposed internal procedures for assuring timely responses to the Government's needs on any resulting contract.
p)  An approach for performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the costaccounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both prime and subcontractors on a real time basis.
q)  A table matrix capturing all program activities that will generate data and the documents that will be generated from each activity.
3.2.1.1  Updated IPDP
Within fourteen (14) days of the effective date of the BAA award and prior to the contract kickoff meeting, which will occur within thirty (30) days of the effective date of the BAA award, EBOL shall submit an updated draft IPDP which shall be approved by the Project Officer and the Contracting Officer prior to initiation of any activities related to their implementation. The final IPDP is due within ten (10) days of the contract kickoff meeting. During the course of contract performance, in response to a need to change the IPDP, Emergent shall submit a Deviation Report.  This report shall request a change in the agreed upon Plan and timelines.  This report shall include:
r)  Discussion of the justification/rationale for the proposed change.
s)  Options for addressing the needed changes from the approved timelines, including a cost benefit analysis of each option.
t)  Recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.
u)  Emergent shall carry out activities within the contract SOW only as requested and approved by the Contracting Officer, and may not conduct work on the contract without prior approval from the Contracting Officer, including initiating work that deviates from the agreed-upon IPDP.
3.2.2  Target Product Profile (TPP):
v)  The intended use or indication of the proposed medical countermeasure.
w)     The intended product profile (strength, quality, purity and identity) noting the performance specifications and features of the medical countermeasure that provide benefit.
x)  A description of the medical counter measure as it is currently configured.
y)  A description of the manufacturing process including expected formulation (configuration) of the final product.
z)  A description and developmental status of the assays for product release which provide characterization, strength, identity, and purity, as well as any needed assays for product activity and efficacy.
aa)    Discussions with appropriate FDA reviewers that is relevant to development activities for the proposed medical countermeasure, including plans for generating data to support an Investigational New Drug (IND) or Biologics License Application (BLA): summary of any prior, timerelevant communication with FDA relevant to the product development for the indication noted; summary of audits and inspections relative to the current development or proposed manufacturing (including at key sub-contractors) of the intended product.
3.2.3	Contractor Provided Facilities, Infrastructure, and Other Resources
This includes but is not limited to:
a)  Current facility design including quality control labs for testing and release, laboratory areas supporting formulation and assay development, manufacturing process flow, and animal studies.
b)  Major equipment and layout (preliminary piping/ instrumentation drawing).
c)  Validation master plan for key equipment, analytical methods and manufacturing process.
3.2.4	Security Plan
This includes but is not limited to:
a)  Security administration, as an element of the security program that address threat and risk assessments and related policies and procedures for personnel security, physical security, information security, information technology.
b)  Security management, as an element of the security program that describe each element of security: physical, operations, personnel, information, information technology, transportation; and related training, auditing, and reporting requirements.
3.2.5	(WBS [**]
[**]
3.2.5.1             [**] -  [**]
3.2.5.2             [**] -  [**].

Emergent BioDefense Operations Lansing - CONFIDENTIAL - COMPETITION SENSITIVE
 Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal
ActiveUS 98698172v.1

Biomedical Advanced
Research and Development RFP No. BAA-BARDA-09-34
Authority (BARDA) November 30, 201
Technical Proposal
Revision 2
3.3      Technical Milestones

Emergent BioDefense Operations Lansing - CONFIDENTIAL - COMPETITION SENSITIVE
 Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal
ActiveUS 98698172v.1
CONTRACT PERIOD	MSTN#	MILESTONES	Deliverables Summary (Details as specified in the Deliverables section)	Quantity	Date
Base	1	[**]	[**]	1 Electronic Copy Project Officer (PO)	[**]
1 Hard Copy - PO
1 Electronic Copy Contracting Officer (CO)
1 Hard Copy - CO
	2	[**]	[**]	See above	[**]
	3	[**]	[**]	See above	[**]
	4	[**]	[**]	See above	[**]
	5	[**]	[**]	See above	[**]
	6	[**]	[**]	See above	[**]
	7	[**]	[**]	See above	[**]
	8	[**]	[**]	See above	[**]
	9	[**]	[**]	See above	[**]
Option Year 1	10	[**]	[**]	See above	[**]
	11	[**]	[**]	See above	[**]
Option Year 2	12	[**]	[**]	See above	[**]
	13	[**]	[**]	See above	[**]
	14	[**]	[**]	See above	[**]
	15	[**]	[**]	See above	[**]
Option	16	[**]	[**]	See above	[**]
Year 3	17	[**]	[**]	See above	[**]
	18	[**]	[**]	See above	[**]
	19	[**]	[**]	See above	[**]

[**] Milestones
Mstn#	Milestone	Deliverable	Quantity	Due Date
1	[**]	[**]	1 Electronic Copy Project Officer (PO)	[**]
1 Hard Copy -PO; and 1 Electronic Copy Contracting Officer (CO)
1 Hard Copy - CO
2	[**]	[**]	See above	[**]
3	[**]	[**]	See above	[**]
4	[**]	[**]	See above	[**]
5	[**]	[**]	See above	[**]

[**] Milestones
Mstn#	Milestone	Deliverable	Due Date
1	[**]	[**]	[**]
2	[**]	[**]	[**]
3	[**]	[**]	[**]
4	[**]	[**]	[**]
5	[**]	[**]	[**]

CDRL#	Deliverable	Deliverable Description	Quantity	Due Date

01	Kickoff Meeting/Status Update Meetings	The contractor shall complete a Kickoff meeting after contract award and shall hold recurring Program Review Meetings.	N/A
Within a month of contract award, but after submission of a draft IPDP, for Kick Off Meeting (Final IPDP revision to be submitted per Deliverable #9).  Program Review Meetings shall occur semi-annually or as negotiated by all parties during contract period of performance

02	Biweekly Teleconference
The Contractor shall participate in biweekly teleconferences with BARDA to discuss the performance of the contract. The Contractor shall record, maintain and provide draft meeting minutes to the Project Officer for approval within three business days after teleconference.  The Project Officer will approve the draft version within 2 business days after receipt.  The Contractor shall distribute the final approved version duly marked as final within 3 business days after receipt of BARDA
			1 Electronic Copy Project Officer (PO) 1 Electronic Copy Contracting Officer (CO)	Biweekly or as negotiated by all parties
03	Monthly & Annual Technical Progress Report
The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the WBS in the Gantt chart and IPDP.

1.  An Executive Summary in MS PowerPoint format, highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory.  The Executive Summary should be limited to a few slides and also highlight only critical issues for that reporting period and resolution approach.

2.  Progress in meeting contract milestones - broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions.  The reports shall detail the planned progress and actual progress during the period covered, explaining occurrences of any differences between the two, and the corrective steps and actions are planned, if behind schedule.

3.  The reports shall also include a three month rolling forecast of key planned activities, referencing the WBS/IPDP.

4.  A tracking log of progress on regulatory submissions with the FDA submission number, description of submission, date of submission, status of submission, and next steps.

5.  Estimated and Actual Expenses
 a. This report shall also contain a narrative statement as to whether there is any discrepancy at this time between the % of work completed and the cumulative costs incurred to date.  This section of the report shall also contain estimates for the Subcontractors' expenses from the previous month if the Subcontractor did not submit a bill in the previous month.  These shall be listed for each subcontractor.  If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.
1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy Contracting Officer (CO) 1 Hard Copy - CO
Monthly Reports shall be submitted on the 15th day of each month for the previous calendar month with an Annual Report submitted on the 15th day of the final month of each contract year for the previous twelve calendar months. Monthly progress reports are not required for the periods when the Annual Report(s) or Final Report is due.

04	Technical Documents
The contractor shall provide complete technical documents for BARDA review and approval.  All documents shall be duly marked as either 'Draft' or 'Final'.  These technical documents shall include, but shall not be limited to, the following:
 [**]

For Draft Documents:
1 Electronic Copy Project Officer (PO)
1 Electronic Copy Contracting Officer (CO)

For Final Documents:
1 Electronic Copy Project Officer (PO)
1 Hard Copy - PO
1 Electronic Copy Contracting Officer (CO)
 1 Hard Copy - CO

Draft documents shall be submitted to BARDA for review and comment.  BARDA will provide feedback within 5 business days.  Contractor shall submit all final technical documents within 5 calendar days of completion or as mutually agreed to during the program execution with the Project Officer.

05	Draft Final Contract Report	A draft Final Contract Report containing a summation of the work performed and the results obtained for the entire contract period of performance. The draft report shall be duly marked as 'Draft.'	1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy Contracting Officer (CO) 1 Hard Copy - CO	Due 90 days prior to the completion date of the contract
06	Final Contract Report
The Final Contract Report incorporating the feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract period of performance.  The final report shall be duly marked as 'Final'.  The Contractor shall submit one (1) copy of a comprehensive final report to the Contracting Officer and two (2) copies (one electronically on a CD) to the Project Officer.  This final report shall detail, document and summarize the results of the entire contract work for the period covered.  This report shall be in sufficient detail to explain comprehensively the results achieved under all milestones.
			See above	Due on/before the completion of the contract
07	Milestone Reports
The Contractor shall provide a Milestone Report with final versions of key project documentation, after the completion of each Milestone unless otherwise agreed upon by the Project Officer and the Contracting Officer.  All documents related to Milestone deliverables shall be submitted to BARDA in draft form for review and comments prior to submittal in final form in the final Milestone Report.  All documents shall be duly marked as either 'Draft' or 'Final'.  Milestone reports and monthly reports may be combined if agreed by the Project Officer and the Contracting Officer
See above
Draft Milestone report shall be submitted within 15 calendar days after completion of Milestone.  BARDA will provide comments on the Draft Milestone Report within 5 business days after receipt.  Final Milestone Report shall be submitted within 15 calendar days from receipt of BARDA comments

08	Standard Operating Procedures	The contractor shall make internal and subcontractor Standard Operating Procedures (SOPs) available for review electronically	N/A	Upon request from the project officer/contracting officer
09	IPDP
The Contractor shall be required to update the IPDP and include within the IPDP a table matrix capturing all program activities that will generate data and the documents that will be generated from each activity.  In response to a need to change the IPDP, the contractor shall provide a deviation report identifying the reason for the deviation and request for change in the agreed upon plan and timelines.
1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy Contracting Officer (CO) 1 Hard Copy - CO
Within 10 business days after me contract kick off meeting and following any revisions to the IPDP that occur during the contract Period of Performance.  A deviation report shall be submitted as soon as the Contractor has sufficient data to support the need for a change from the approved IPDP.

10	FDA Correspondence and Mtgs Summaries	The contractor shall forward initial contractor and CBER-issued draft minutes and final minutes of any meeting with the FDA to BARDA. All documents shall be dully marked as either 'DRAFT' or 'Final.'	See above	Within 5 business days of each meeting for contractor's minutes and upon receipt of minutes from CBER
11	FDA Meeting
The contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings.  BARDA staff shall include up to a maximum of four people (Project Officer, Contracting Officer, and up to 2 subject matter experts)
			N/A	As and when scheduled during the contract period of performance
12	FDA Submissions
The contractor shall provide BARDA the opportunity to review and comment upon all draft regulatory documents before submission to the FDA.  Contractor shall provide BARDA with an electronic copy of the final FDA submission.  All documents shall be duly marked as either 'Draft' or 'Final'.
1 Electronic Copy Project Officer (PO) 1 Electronic Copy Contracting Officer (CO)
BARDA shall provide comment within 10 business days after receipt.  BARDA reserves the right to request more than 10 business days for review of any regulatory submission that is of significant length.  The contractor shall inform BARDA of the anticipated submission length so BARDA can make a determination if more than 10 business days will be needed to complete its review of the document.

 Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 calendar day of its submission to CBER

13	FDA Audits
The Contractor shall notify the Project Officer and Contracting Officer within 24 hours of all FDA's arrival to conduct site visits/audits. In the event of an FDA inspection which occurs as a result of this contract and for this product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483, and the Establishment Inspection Report (EIR). The contractor shall provide the Project Officer and Contracting Officer copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution, and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the FDA inspector.
			1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy Contracting Officer (CO) 1 Hard Copy - CO	Within 24 hours of receipt from FDA or Subcontractor
14	Contractor Audit/Site Visits
The contractor shall inform the Project Officer arid Contracting Officer in advance of upcoming audits/site visits of subcontractors as part of the bi-weekly communications, including goals and agenda.  Upon completion of the audit/site visit the contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor.  If action is requested of the subcontractor, details concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA.  The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution
			1 Electronic Copy Project Officer (PO) 1 Electronic Copy Contracting Officer (CO)	Within 5 business days of report completion
15	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to BARDA for review prior to submission	See above	Within 30 calendar days for manuscript and 15 calendar days for abstracts
16	Press Releases	The contractor agrees to accurately and factually represent the work conducted under this contract in all press releases	1 Electronic Copy Contracting Officer (CO)
The contractor shall ensure that the Contracting Officer has received and approved an advanced copy of any press release to this contract not less than 4 business days prior to the issuance of the press release

17	Security Reporting	The contractor shall report to the government any activity or incident that is in violation of established security standards or indicates the loss or theft of government products	1 Electronic Copy Project Officer (PO) 1 Electronic Copy Contracting Officer (CO)	Within 24 hours after occurrence of activity or incident
18	Contract Performance report Format 1	A monthly Contract Performance Report Format at reporting level 3 of the BARDA provided Work Breakdown Structure	See above	Due 20 days after the end of the Emergent Accounting Calendar
19	Format 5 Variance Analysis Report
A Format 5 Variance Analysis Report for each WBS reporting level that exceeds the agreed upon variance reporting threshold.  Thresholds Current:  15% CTD: 10%, VAC: 15%.  The thresholds established for this contract will be assessed semiannually for program relevance and updated based on requirements.  Variance thresholds herein are effective as of 1 Jan 2011.
			See above	Due 20 days after the month-end of the Emergent accounting calendar
20	Program Integrated Master Schedule	A program Integrated Master Schedule with monthly status updates (e.g. % complete for program tasks)	See above	Initial IMS due 30 days after award. Monthly status updates are due 20 days after the month-end of the Emergent accounting calendar
21	Performance Measure Baseline
Provide EVM documentation to BARDA, providing proof of a Performance Management Baseline 90 days after contract award.  This submission of EVM documentation shall include: a description of the work scope through control account Work Authorization Documents (WADS); Integrated Master Schedule (IMS) with the Inclusion of agreed major milestones and control account plans (CAP) for all control accounts: baseline revision documentation and program log(s) risk register BARDA will review documentation and provide written comments and questions to Contractor.  A follow-on meeting or telecom will be scheduled no later than 10 business days after receipt from BARDA.
1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy Contracting Officer (CO) 1 Hard Copy - CO
Due 90 days after contract award.  BARDA will provide comments to the draft no later than 20 business days.  Final Performance Measurement Baseline due to BARDA 10 business days following follow-on meeting or telecom

22	Detailed Control Account Plan (CAP)
A monthly Control Account Plan at the work package level that reflects time phased budget (budgeted cost of work scheduled (BCWS)), earned value (budgeted cost of work performed (BCWP) and actual costs of work performed (ACWP) by element of cost as captured in Contractor's EVM systems
			See above	Due 20 Days after the end of Emergent Accounting Calendar